UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 30, 2012
Date of Report (date of earliest event reported)

.
SCHIFF NUTRITION INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2002 South 5070 West Salt Lake City, Utah		84104-4726
(Address of principal executive offices)		(Zip Code)

(801) 975-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 2, 2012, Schiff Nutrition International, Inc. (“Schiff”, the “Company”, “we”, “us” or “our”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Report”) announcing, among other things, our execution of a Stock Purchase Agreement to acquire all of the outstanding capital stock of Airborne, Inc. for aggregate consideration of $150.0 million in cash (the “Acquisition”) effective March 30, 2012 (the “Closing Date”).  On the Closing Date, we also entered into a credit agreement with Royal Bank of Canada, as issuing bank, swingline lender and administrative agent, pursuant to which we borrowed $150.0 million of term loans to finance the Acquisition and together with cash on our balance sheet to pay related fees and expenses.

On April 18, 2012, we filed with the SEC a Current Report on Form 8-K/A (“Amendment No. 1”) to amend and supplement the Original Report to provide the financial statements required by Item 9.01(a) in connection with the Acquisition.

We are filing this Current Report on Form 8-K/A to amend and supplement the Original Report and Amendment No. 1 to provide the pro forma financial information required by Item 9.01(b) in connection with the Acquisition. Except for the filing of the pro forma financial information, the Original Report and Amendment No. 1 are not being amended or updated in any manner.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements Of Business Acquired.

The Report of the Independent Certified Public Accountants was previously filed as Exhibit 23.1 to Amendment No. 1, which was filed with the SEC on April 18, 2012.  The financial statements and the notes thereto of Airborne, Inc. were previously filed as Exhibit 99.1 to Amendment No. 1, which was filed with the SEC on April 18, 2012.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of the Company and subsidiaries as of February 29, 2012 and the accompanying unaudited pro forma condensed consolidated statements of income for the nine months ended February 29, 2012 and for the year ended May 31, 2011, and the notes thereto, are attached as Exhibit 99.1 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma financial information of the Company and Subsidiaries as of and for the nine months ended February 29, 2012 and for the year ended May 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      SCHIFF NUTRITION INTERNATIONAL, INC.

By:	/s/ Joseph W. Baty
Name: Joseph W. Baty
Title: Executive Vice President and Chief Financial Officer
Date: June 13, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited pro forma financial information of the Company and Subsidiaries as of and for the nine months ended February 29, 2012 and for the year ended May 31, 2011.